UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2011
ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-5672 (Commission File Number)	13-5158950 (IRS Employer Identification No.)

1133 Westchester Avenue White Plains, New York (Address of principal executive offices)	10604 (Zip Code)
(914) 641-2000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 16, 2011, the Board of Directors (the “Board”) of ITT Corporation (the “Company”) approved amendments to the ITT Excess Pension Plan IA, ITT Excess Pension Plan IB, ITT Excess Pension Plan IIA, and ITT Excess Pension Plan IIB (collectively, the “Excess Pension Plans”). The amendments to the Excess Pension Plans will generally be effective as of the date on which the Company distributes all of the issued and outstanding shares of common stock of Exelis Inc., an Indiana corporation (“Exelis”), and all of the issued and outstanding shares of common stock of Xylem Inc., an Indiana corporation (“Xylem”), to the holders of ITT Common Stock (the “Distribution Date”) in connection with the proposed spin-offs. The spin-offs are subject to the satisfaction and waiver of certain conditions, including Board approval. The Board may, in its sole discretion, decide that the spin-offs are not in the best interests of the Company or its shareholders or other constituents. If the spin-offs do not occur, the Excess Pension Plans will not be amended as described herein.
The material amendments to the Excess Pension Plans provide that, effective as of the Distribution Date or such other date as specified below:
(i) benefit accruals under the Excess Pension Plans shall cease as of the date immediately preceding the Distribution Date with respect to an Eligible Employee (as defined in the Excess Pension Plans) who on the Distribution Date (x) who will be employed by Xylem immediately after the Distribution Date (a “Xylem Employee”) or (y) who remain employed by the Company immediately after the Distribution Date (an “ITT Employee”), and solely for purposes of determining the amount of an Eligible Employee’s Excess Pension Plans benefit pursuant to the provisions of Section 2.02 of the Excess Pension Plans, such Xylem Employee or ITT Employee shall be deemed to have incurred a Termination of Employment (as defined in the Excess Pension Plans) as of the Distribution Date; provided, however, that for purposes of determining such Participant’s (as defined in the Excess Pension Plans) eligibility for a benefit under the Excess Pension Plans, such Xylem Employee or ITT Employee shall be credited with up to a maximum of five years of eligibility service;
(ii) the accrued benefit under the Excess Pension Plans of a Participant, who, as of the Distribution Date, (a) becomes a Xylem Employee or (b) remains an ITT Employee, shall become 100 percent vested and nonforfeitable, effective as of the Distribution Date;
(iii) except as otherwise provided in item (i) above, (x) a Xylem Employee shall not incur a Termination of Employment under the terms of the Excess Pension Plans until such Xylem Employee incurs a Termination of Employment with Xylem and (y) an ITT Employee shall not incur a Termination of Employment under the terms of the Excess Pension Plans until such ITT Employee incurs a Termination of Employment with ITT;
(iv) effective on and after the Distribution Date, the rate of interest credited per annum to the Plan PEP Lump Sum Value of certain employees of the Company who as of the Distribution Date (x) become Xylem Employees or (y) remain ITT Employees, during the period beginning on the Distribution Date and ending on each such employee’s Annuity Starting Date (as defined in the Excess Pension Plans) applicable to the Pension Equity Plan formula portion (as defined in the Excess Pension Plans) of his or her Excess Pension Plans benefit, shall be revised to be the greater of 3.25 percent and the 10-yr Treasury rate as of the prior December 31st; and
(v) effective on and after the later of January 1, 2012 or the Distribution Date (the “Plan Designated Date”), the rate of interest credited per annum to the Plan PEP Lump Sum Value of certain employees of the Company who are employed on the Plan Designated Date by the sponsor of the Company’s salaried retirement pension plan, the Company or an Associated Company (as defined in the Excess Pension Plans) during the period beginning on the Plan Designated Date and ending on each such employee’s Annuity Starting Date applicable to the PEP portion of his or her Excess Pension Plans benefit, shall be revised to be the greater of 3.25 percent and the 10-yr Treasury rate as of the prior December 31st.
The Excess Pension Plans were attached as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.
Caution Concerning Forward-Looking Statements
This report includes certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Such forward-looking statements include, but are not limited to, statements about future financial and operating results of Xylem and Exelis, the plans, objectives, expectations and intentions of the Company, Xylem and Exelis, and other statements that are not historical facts. These statements are based on the current expectations and beliefs of the management of the Company, Xylem and Exelis, and are subject to uncertainty and changes in circumstances.

The Company cautions readers that any forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to: economic, political and social conditions in the countries in which we conduct our businesses; changes in U.S. or International government defense budgets; decline in consumer spending; sales and revenues mix and pricing levels; availability of adequate labor, commodities, supplies and raw materials; interest and foreign currency exchange rate fluctuations and changes in local government regulations; competition, industry capacity & production rates; ability of third parties, including our commercial partners, counterparties, financial institutions and insurers, to comply with their commitments to us; our ability to borrow or to refinance our existing indebtedness and availability of liquidity sufficient to meet our needs; changes in the value of goodwill or intangible assets; our ability to achieve stated synergies or cost savings from acquisitions or divestitures; the number of personal injury claims filed against the companies or the degree of liability; uncertainties with respect to our estimation of asbestos liability exposures, third-party recoveries and net cash flow; our ability to effect restructuring and cost reduction programs and realize savings from such actions; government regulations and compliance therewith, including Dodd-Frank legislation; changes in technology; intellectual property matters; governmental investigations; potential future employee benefit plan contributions and other employment and pension matters; and changes in generally accepted accounting principles. In addition, there are risks and uncertainties relating to the planned tax-free spinoffs of Xylem and Exelis, including the timing and certainty of the completion of those transactions, whether those transactions will result in any tax liability, the operational and financial profile of the Company or any of its businesses after giving effect to the spinoff transactions, and the ability of each business to operate as an independent entity. More detailed information about certain of these and other factors may be found in the preliminary information statement included in the Xylem Form 10 and the Exelis Form 10 in the section entitled “Risk Factors,” as well as in filings by the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K in the sections entitled “Caution Concerning Forward-Looking Statements” and “Risk Factors.” The Company is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this report, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION
Date: August 17, 2011	By:	/s/ Kathleen S. Stolar
Kathleen S. Stolar
	Its:	Assistant Secretary (Authorized Officer of Registrant)